Exhibit 99.2

FOR IMMEDIATE RELEASE

TM ENTERTAINMENT AND MEDIA, INC. ANNOUNCES CLOSING OF BUSINESS
COMBINATION WITH HONG KONG MANDEFU HOLDING LIMITED
(D/B/A CHINA MEDIAEXPRESS “CME”)

New York, NY – October 16, 2009 – TM Entertainment and Media, Inc. (NYSE Amex: TMI; TMI/U; TMI/WS) (“TM”) today announced that the business combination with the shareholders of privately-held Hong Kong Mandefu Holding Limited (d/b/a China MediaExpress) (“CME” or the “Company”) was consummated on October 15, 2009.

In conjunction with the acquisition, TM is changing its name to China MediaExpress Holdings, Inc. and will continue to trade on the NYSE Amex under the symbols TMI, TMI/U, and TMI/WS until new symbols are issued.

Theodore S. Green, TM’s Co-CEO, stated, “All of us at TM are very pleased to have successfully completed the acquisition and are highly confident that CME will continue to capitalize on various growth opportunities as it continues to expand its geographic coverage and increase its customer base throughout China. We look forward to working closely with Mr. Cheng and CME’s senior management team to help achieve its growth objectives.”

Zheng Cheng, CME’s Founder and CEO, noted, “Today marks a new chapter in CME’s history with the closing of this transaction. We are excited to have partnered with TM, whose founders have a great deal of experience in the media and entertainment sectors which will benefit us greatly in increasing our advertiser customer base and establishing new agreements with content providers to further strengthen our competitive position and significantly grow the Company in the years to come.”

About CME
CME is China’s largest television advertising operator on inter-city express buses. The Company generates revenue by selling advertisements on its network of television displays installed on over 18,000 express buses originating in twelve of China’s most prosperous regions, including the four municipalities of Beijing, Shanghai, Tianjin and Chongqing and eight economically prosperous provinces, namely Guangdong, Jiangsu, Fujian, Sichuan, Hebei, Anhui, Hubei and Shandong which generate nearly half of China’s GDP.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this report may include, for example, statements about the Company’s:

•	Success in retaining or recruiting, or changes required in, management or directors following the acquisition;

•	Public securities’ limited liquidity and trading;

•	The delisting of the Company’s securities from the NYSE Amex or an inability to have the Company’s securities listed on the NYSE Amex following a business combination;

•	The Company’s goals and strategies;

•	The Company’s future prospects and market acceptance of its advertising network;

•	The Company’s future business development, financial condition and results of operations;

•	Projected changes in revenues, costs, expense items, profits, earnings, and other estimated financial information;

•	The Company’s ability to manage the growth of its existing advertising network on inter-city express buses and expansion to prospective advertising network on high speed railways;

•	Trends and competition in the out-of-home advertising media market in China;

•	Changes in general economic and business conditions in China; and

•	Chinese laws, regulation and policies, including those applicable to the advertising industry.

The forward-looking statements contained in this press release are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company and speak only as of the date of such press release. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the TM’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the TM’s Proxy Statement for its special meeting of stockholders held on October 15, 2009 and Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. TM undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

References in this press release as to “we,” “us” or “our Company” refer to TM Entertainment and Media, Inc., including CME. References to “public stockholders” refer to holders of shares of common stock sold as part of the units in our initial public offering, including any of our stockholders existing prior to our initial public offering to the extent that they purchased or acquired such shares.

CONTACT:	-OR-	INVESTOR RELATIONS:
China MediaExpress		The Equity Group Inc.
Jacky Lam		Lena Cati (212) 836-9611
Chief Financial Officer		lcati@equityny.com
852-6629-8000		Linda Latman (212) 836-9609
llatman@equityny.com

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